EATON VANCE TAX-ADVANTAGED BOND STRATEGIES LONG TERM FUND
Supplement to Statement of Additional Information dated June 1, 2011

1.   The following replaces the first section of the table in “Portfolio Manager.” Under “Investment advisory and Administrative Services”:

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee

Brian C. Barney*
Registered Investment Companies	2	$1,113.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11(1)	$709.3	0	$0

*As of December 31, 2011. Mr. Barney became a member of the Fund management team on January 31, 2012.
(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

2.   Effective January 31, 2012, Joseph M. Davolio is no longer a member of the Fund management team.

February 9, 2012